SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2010


                              ADD-ON EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-52867                  38-3794899
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

410 Park Avenue, 15th Floor, #1981, New York, New York            10022
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (800) 818-1385
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 17, 2010, the Company entered into a Share Exchange Agreement by and between GoIP Global, Inc. ("GOIG"), Malcolm Myers and the Company ("Agreement"). Pursuant to the Agreement, Malcolm Myers, the Company's controlling shareholder ("Myers"), agreed to exchange 35,000,000 of the Company's common stock owned by Myers for 100,000,000 shares of GOIG common stock.

In addition, Myers assigned a convertible promissory note made by the Company and payable to Myers in the principal amount of $500,000 to GOIG as additional consideration for the issuance of the above described 100,000,000 shares of GOIG common stock by GOIG to Myers.

As part of the Agreement, GOIG agreed to loan up to $300,000 to the Company, such obligation being represented by a convertible secured promissory note in the principal amount of up to $300,000 made payable by GOIG and payable to the Company in monthly advances of at least $15,000 during the 12 months following the date of the note. The note is silent of what happens if only the first 12 months of advances are made to the Company. The note is secured by all of the assets of the Company and is convertible into the Company's common stock at a conversion priceto be determined in the future by dividing $2,000,000 by the number of shares outstanding on the date of conversion immediately before the event of conversion.

Pursuant to the Agreement, Aaron Greengrass and Iser Steinmetz resigned from the Company's Board of Directors and Isaac H. Sutton was appointed to the Board of Directors of the Company. Mr. Sutton is the Chief Executive Officer of GOIG and a member of GOIG's Board of Directors. See Item 5.02, below.

Pursuant to the Agreement, the Company entered into a consulting agreement with Kailmora Management Ltd. and John Parkinson, our Chief Financial Officer and a member of our Board of Directors. See Item 5.02 for a description of this compensatory arrangement.

Pursuant to the Agreement, the Company entered into a consulting agreement with John Rafuse, our Chief Executive Officer and a member of our Board of Directors. See Item 5.02 for a description of this compensatory arrangement.

Pursuant to the Agreement, the Company entered into a consulting agreement with 0803681 B.C., Ltd. and Aaron Greengrass, our Chief Technical Officer and a former member of our Board of Directors. See Item 5.02 for a description of this compensatory arrangement.

Pursuant to the Agreement, the Company entered into a consulting agreement with Strategic Management Consultancy LLC, a company owned by Malcolm Myers, our controlling shareholder. See Item 5.02 for a description of this compensatory arrangement.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

COMMON STOCK ISSUED:

On October 13, 2010, the Company's Board of Directors approved the issuance of the following shares of common stock to the persons name below and for the consideration indicated below:

Name                             Number of Shares       Consideration
----                             ----------------       -------------

Malcolm Myers                      45,150,000            $ 45,150 (1)
John Rafuse                        11,250,000            $ 11,250 (2)
Meshulem Steinmetz                  8,000,000            $  8,000 (2)
Aaron Greengrass                    1,200,000            $  1,200 (2)
John Parkinson                      1,450,000            $  1,450 (2)
Pinchas Lichtenstein                  250,000            $    250 (2)
RK2009Trust                         4,500,000            $ 24,561 (3)
Moshe Shneebalg                     4,500,000            $ 24,561 (3)
Vivien Korn                         4,000,000            $ 21,832 (3)
Fay Korn                            1,500,000            $  8,187 (3)
Joseph Kaufman                      1,000,000            $  5,458 (3)
Chaim Eckstein                      1,000,000            $  5,458 (3)
Domick Affieri                      6,400,000            $139,840 (4)
Joel Wertzberger                    4,200,000            $ 91,770 (4)
Craven Walk Holdings, Inc.          4,500,000            $ 98,325 (4)
                                   ----------            --------

Total Shares Issued                98,900,000            $487,292
                                   ==========            ========

----------
(1)  Shares issued in conversion of debt.
(2)  Shares issued for services rendered to the Company.
(3)  Shares issued to interim funders in conversion of debt.
(4)  Shares issued to recent funders in conversion of debt.

Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As discussed in Item 1.01, above, the Company entered into four consulting agreements pursuant to the Share Exchange Agreement. A summary of the terms of those consulting agreements follows.

Consultant                     Term         Compensation            Services to be Rendered
----------                     ----         ------------            -----------------------
0803681 B.C. Ltd.            one year      US$1,000/month          Services normally provided
and Aaron Greengrass                                               by a Chief Technical
                                                                   Officer; part-time basis;
                                                                   minimum 20 hours/month

Kailmora Management Ltd.     one year      US$3,000/month          Services normally provided
and John Parkinson                                                 by a Chief Financial
                                                                   Officer; part-time basis;
                                                                   Minimum 20 hours/month

John Rafuse                  one year      US$8,000/month          Services normally provided
                                                                   by a Chief Executive
                                                                   Officer

Strategic Management         three         US$10,000/month (1)     Liaise with auditors,
Consultancy LLC              years                                 accountants and lawyers;
                                                                   advise Board of Directors
                                                                   on matters related to
                                                                   finance, operations,
                                                                   corporate strategy operate
                                                                   and maintain office in
                                                                   New York

----------
(1) This consulting fee shall be payable at $250 per month until the Company obtains a trading symbol or obtains US$1,000,000 in investor funding, at which time it will increase to US$10,000 per month.

0803681 B.C. Ltd. is owned by Aaron Greengrass, our Chief Technical Officer and former Director. Kalimora Management Ltd. is owned by John Parkinson, our Chief Executive Officer and a member of our Board of Directors. Strategic Management Consultancy LLC is owned by Malcolm Myers, our controlling shareholder.

As a condition to closing of the Share exchange Agreement described in Item 1.01, above, (i) two members of our Board of Directors, Aaron Greengrass and Iser Steinmetz, resigned from our Board of Directors. Mr. Greengrass is our consulting Chief Technical Officer; and (ii) Isaac H. Sutton was elected as a Director of the Company effective October 17, 2010. Mr. Sutton's biographical information is set forth below. Mr. Sutton is the Chief Executive Officer and a member of the Board of Directors of GoIP Global, Inc.

Neither Aaron Greengrass nor Iser Steinmetz had any disagreement with the Company at the time of their resignations from the Company's Board of Directors.

ISAAC H. SUTTON, 56, DIRECTOR

Mr. Sutton is a media-savvy strategic marketing executive. He combines in-depth global marketing experience with practical business knowledge. His experience includes founding positions at Aprica Juvenile Products, Fusen Usagi, Inc., Exus Networks, Inc., Starinvest Group, Inc., and, presently, GoIP Global, Inc. His career began at I.S. Sutton & Sons, Inc., an importer of products from the Far East. In 1978, he managed a major Ronald McDonald import Doll Promotion for one year overseas at the age of 24. Examples of his innovative marketing work and vision can be seen in the companies he founded. His goal-driven accomplishments in Uzbekistan drew upon his considerable aptitudes to successfully implement a World Bank project designed to assist the country in increasing its GNP for cotton. Media and information has been Ike's vision and goal during the past several years. Rooted in the belief that technology can facilitate supplying knowledge and information throughout the world inexpensively, GoIP was founded. Based on this premise and the licensing of various worldwide technologies, GoIP will deliver information and education over cell phones. From 2001 through 2006, Ike was the CEO of Starinvest Group, Inc., a public company elected to be a "Business Development Company," one of less than 50 in the United States. Mr. Sutton earned his Bachelor of Arts degree from Pace University in New York.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                      Description of Exhibit
-----------                      ----------------------

   10.1 Share Exchange Agreement dated October 17, 2010, by and Between GoIP Global, Inc. and Malcolm Myers and Add-On Exchange, Inc.

   10.2 Convertible Secured Note in the Principal Amount of $300,000 payable by Add-On Exchange, Inc. to GoIP Global, Inc. dated October 17, 2010.

   10.3 Collateral Pledge Agreement dated October 17, 2010, by and between Add-On Exchange, Inc. and GoIP Global, Inc. Securing the Convertible Secured Note (Exhibit 10.2 to this Form 8-K).

   10.4 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and John Rafuse.

   10.5 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and Strategic Management Consultancy, LLC.

   10.6 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and Kailmora Management Ltd. and John Parkinson.

   10.7 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and 0803681 B.C. Ltd. and Aaron Greengrass.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 28, 2010                ADD-ON EXCHANGE, INC.


                                       By: /s/ John Rafuse
                                           -------------------------------------
                                           John Rafuse
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

   10.1 Share Exchange Agreement dated October 17, 2010, by and Between GoIP Global, Inc. and Malcolm Myers and Add-On Exchange, Inc.

   10.2 Convertible Secured Note in the Principal Amount of $300,000 payable by Add-On Exchange, Inc. to GoIP Global, Inc. dated October 17, 2010.

   10.3 Collateral Pledge Agreement dated October 17, 2010, by and between Add-On Exchange, Inc. and GoIP Global, Inc. Securing the Convertible Secured Note (Exhibit 10.2 to this Form 8-K).

   10.4 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and John Rafuse.

   10.5 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and Strategic Management Consultancy, LLC.

   10.6 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and Kailmora Management Ltd. and John Parkinson.

   10.7 Consulting Agreement dated October 16, 2010, by and between Add-On Exchange, Inc. and 0803681 B.C. Ltd. and Aaron Greengrass.